New Generation BIOFUELS

Advanced Renewable Technology

May 21, 2009

Forward Looking Statements

This presentation contains forward-looking statements. These forward-looking statements concern the Company's operations, prospects, plans, economic performance and financial condition and are based largely on the Company's beliefs and expectations. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. The risks and uncertainties related to our business, which include all the risks attendant a development stage business in the volatile energy industry, including those set forth in the Company's current report on Form 10-k filed with the Securities and Exchange Commission on March 31, 2009. These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why the actual results could differ from those projected in the forward- looking statements.

Introduction

- New Generation Biofuels is a renewable biofuels provider that is currently producing and marketing a new class of "second generation" biofuels
- NGB Biofuel can be used anywhere petroleum diesel is used
- A *simple* precision blend of commonly available additives and vegetable oil that yields a superior renewable fuel at low cost.
- Compared with traditional biodiesel, NGB Biofuel has:
  - Much simpler production process
  - Significantly lower capex requirements
  - Lower production and operating costs
  - Lower NOx emissions
  - Ability to be used in B100 formulations

Investment Highlights

- Significant Market Opportunity – 10+ billion gallons
  - Power plants
  - Commercial and industrial process and space heating
  - Marine transportation
- Superior renewable energy solution for power plants, large commercial and industrial heating, and marine customers
- Producing and Selling Product Now
- Industry leading economics
- Disciplined strategy for growth
- "A-List" management team

Growth Drivers

- Obama administration and Congress are moving toward a renewable fuel portfolio standard and a carbon cap and trade system
- The Energy Policy Act of 2005 ("EPACT 2005") established minimum nationwide requirements for production of renewable fuels - 7.5 billion gallons by 2012
- More than 30 states have renewable energy mandates or incentives
- 24 states have established Renewable Portfolio Standards (RPS) requiring the use of renewable sources to generate electricity
  - California requires that 20% of electricity sold in the state must be generated by renewable power by 2020

Current Market Focus

Sector	Size	Opportunity
Power plants	3.4 B gallons	Power plants eligible for Renewable energy credits; constrained by emissions limitations
Commercial Industrial Process/ Space Heating	5.2 B gallons	Large facilities taking leadership role in reducing greenhouse gases
Marine	>2.1 B gallons	Tighter restrictions on cruise liners idling in port; Inland marine opportunities
Total	**>10.7B gallons**	

Product Lineup

- NGB currently is commercializing two versions of its fuel
  - Classic – lowest cost product intended for applications where a lower flash point is acceptable
  - Ultra HF – premium product with higher flash point and energy content
- Both fuels provide significant NOx and SOx advantages

	Classic	Ultra HF
Flash Point (°F)	>75	>140
Heat of Combustion (BTU/gal)	>93,000	>102,000
Kinematic Viscosity @ 40°C (cSt)	<70	125 typ.
Bottom Sediment & Water (%)	<0.1	<0.5
Specific Gravity	0.934	0.954
Pour Point (°F)	<0	<5



Illustrative Unit Economics

Current State	Classic Formula	$/lb	lb/gal	Classic RBD $/Gal	Classic RVO $/Gal	Ultra low sulfur Diesel
Oil	59.45%					
RBD Soybean Oil		$ 0.350	7.83	$ 1.63		
Recycled Veg Oil		$ 0.230	7.83		$ 1.07	
Water	23.12%	$ 0.020	8.33	$ 0.04	$ 0.04	
Alcohol	16.35%	$ 0.237	6.62	$ 0.26	$ 0.26	
Sufactant	1.08%	$ 2.550	7.80	$ 0.21	$ 0.21	
Per Gallon	**100.00%**			**$ 2.14**	**$ 1.58**	**$ 1.66**
Total Feedstock cost per Gallon				$ 2.14	$ 1.58	$ 1.55
Tax Credit per Gallon - *				$ (1.00)	$ (1.00)	
Other Variable Costs per Gallon				$ 0.25	$ 0.25	$ 0.25
Total COGS				$ 1.39	$ 0.83	$ 1.80
BTU Converson - Heat Content (MMBtu/gal)				0.094	0.094	0.138
Cost per MMBtu				**$ 14.78**	**$ 8.83**	**$ 13.04**
Renewble Elec Cred	$ 50.00	$/MWh				
Heat Rate	14	mmbtu/MWh				
REC $/mmbtu	$ 3.57	50% to Customer		$ (1.79)	$ (1.79)	
Nox Allowance	$ 5,000	$/ton				
NOX reduction	0.34	lb/mmbtu				
NOX reduction credit	$ 0.85	50% to Customer		$ (0.43)	$ (0.43)	
Effective Cost to Cutomer per MMBtu				**$ 12.57**	**$ 8.82**	**$ 13.04**
Gross Margin						
Sales price						
Match Ultra Low-sulfur diesel				$ 13.04	$ 13.04	
Premium from REC/NOx benefits (50% share)				2.21	2.21	
Total Sales Price				$ 15.25	$ 15.25	
COGS				(14.78)	(8.83)	
Gross Margin per MMBtu				**$ 0.48**	**$ 6.42**	
Gross Margin %				**3%**	**42%**	
Gross Margin per Gallon				**$ 0.04**	**$ 0.60**	

All commodity costs are spot prices April 16, 2009

The information presented is an illustrative example of unit economics for New Generation Biofuels intended to assist investors in understanding how various factors might affect the company's costs and gross margin. The example is not based on actual or projected figures, and actual results are likely to differ, perhaps materially, from this example.

* NGBF Biofuel currently qualifies for a $0.50/Gallon "alternative fuel" tax credit. In late 2008, the biodiesel definitions were amended such that we may qualify for the $1 per gallon tax credit with appropriate guidance from the U.S. Dept of the Treasury. The chart above assumes that we will be successful in our discussions with the Treasury Dept. and receive the $1 credit.

Illustrative Unit Economics

Changes from Current State

	Classic Formula	$/lb	lb/gal	Classic RBD $/Gal	Classic RVO $/Gal	Classic Poultry Fat $/Gal	Classic Corn Extract $/Gal	Ultra low sulfur Diesel
Oil	59.45%							
RBD Soybean Oil		$ 0.300	7.83	$ 1.40				
Recycled Veg Oil		$ 0.180	7.83		$ 0.84			
Poultry Fat		$ 0.150	7.50			$ 0.67		
Corn Oil Extract		$ 0.120	7.83				$ 0.56	
Water	23.12%	$ 0.020	8.33	$ 0.04	$ 0.04	$ 0.04	$ 0.04	
Alcohol	16.35%	$ 0.180	6.62	$ 0.19	$ 0.19	$ 0.19	$ 0.19	
Sufactant	1.08%	$ 2.168	7.80	$ 0.18	$ 0.18	$ 0.18	$ 0.18	
Per Gallon	100.00%			$ 1.81	$ 1.25	$ 1.08	$ 0.97	$ 1.55
Total Feedstock cost per Gallon				$ 1.81	$ 1.25	$ 1.08	$ 0.97	$ 1.55
Tax Credit per Gallon - *				$ (1.00)	$ (1.00)	$ (1.00)	$ (1.00)	
Other Variable Costs per Gallon				$ 0.15	$ 0.15	$ 0.15	$ 0.15	$ 0.25
Total COGS				$ 0.96	$ 0.40	$ 0.23	$ 0.12	$ 1.80
BTU Conversion - Heat Content (MMBtu/gal)				0.104	0.104	0.104	0.104	0.138
Cost per MMBtu				$ 9.26	$ 3.88	$ 2.26	$ 1.20	$ 13.04
Renewble Elec Cred	$ 100.00	$/MWh						
Heat Rate	14	mmbtu/MWh						
REC $/mmbtu	$ 7.14	50% to Customer		$ (3.57)	$ (3.57)	$ (3.57)	$ (3.57)	
Nox Allowance	$ 10,000	$/ton						
NOX reduction	0.34	lb/mmbtu						
NOX reduction credit	$ 1.70	50% to Customer		$ (0.85)	$ (0.85)	$ (0.85)	$ (0.85)	
Effective Cost to Cutomer per MMBtu				$ 4.83	$ (0.64)	$ (2.17)	$ (3.22)	$ 13.04
Gross Margin								
Sales price								
Match Ultra Low-sulfur diesel				$ 13.04	$ 13.04	$ 13.04	$ 13.04	
Premium from REC/NOx benefits (50% share)				4.42	4.42	4.42	4.42	
Total Sales Price				$ 17.46	$ 17.46	$ 17.46	$ 17.46	
COGS				(9.25)	(3.88)	(2.25)	(1.20)	
Gross Margin per MMBtu				$ 8.21	$ 13.58	$ 15.21	$ 16.27	
Gross Margin %				47%	78%	87%	93%	
Gross Margin per Gallon				$ 0.85	$ 1.41	$ 1.58	$ 1.69	

The information presented is an illustrative example of unit economics for New Generation Biofuels intended to assist investors in understanding how various factors might affect the company's costs and gross margin. The example is not based on actual or projected figures, and actual results are likely to differ, perhaps materially, from this example.

* NGBF Biofuel currently qualifies for a $0.50/Gallon "alternative fuel" tax credit. In late 2008, the biodiesel definitions were amended such that we may qualify for the $1 per gallon tax credit with appropriate guidance from the U.S. Dept of the Treasury. The chart above assumes that we will be successful in our discussions with the Treasury Dept. and receive the $1 credit.

Technical Advantages

- Readily used at 100% strength without material equipment performance issues or modifications – tuning only
- Fuel properties – can be customized to meet economic and physical requirements of specific customer applications
- Pour point < 0 degrees F
- No solvent property issues
- Feedstock flexibility

Environmental Advantages

- NGB's carbon footprint is very favorable to other fuel technologies due to our formulation technology, manufacturing processes, and combustion performance.
- Significantly lower SO_2 emissions than diesel:
  - Reduces emissions that can cause acid rain
  - Eliminates formation of sulfates which are a significant component of particulate matter emissions
- Proven Significantly lower NOx (40-60%) emissions than existing distillate fuels
- Non toxic, readily biodegradable
- No smell or odor
- Production process requires very little energy and yields little, if any, wastes, emissions or discharges

Cost Advantages

- Production process largely consists of a precision blending or emulsification process:
  - Significantly lower capital costs than alternatives
  - Less energy intensive so production costs are lower than alternatives
  - No significant by-products, wastes, emissions or discharges, so "BTU yield" of process is greater
- Small plant footprint, so production can be located to leverage existing storage and transportation infrastructure
- Feedstock flexibility allows opportunistic sourcing
- Superior price for a pure biofuel
- REC – NGB biofuel is eligible for Renewable Energy Credits in the state of Maryland.

Simple, Low-Cost Production Process

- Traditional biodiesel production process


Alcohol
Alcohol Recovery
Biodiesel
Reactor
Settler
Washing
Purification
Evaporation
Vegetable Oil
• mixing
• heat
Glycerine
Catalyst
Mineral Acid
Neutralization Distillation
Settler
Evaporation
Fatty Acids

Source: National Biodiesel Board

- New Generation Biofuel production process


• Vegetable oil
• Additive
• Water
Pre Mixer
Final Mixer
Surfactant
New Generation Biofuel

NGB Baltimore Plant

- First Production Facility Completed
  - February 2009
  - Nominal 5 million gallons/year capacity
  - Expandable to 50 million gallons/year
- Process improvements to deliver consistent quality
- Excellent results in first four production runs



Field tests



The product

Cleaver Brooks boiler





Filter comparison

GE Gas turbine



Field Results – Gas turbines

- Dynegy
  - 3 successful tests at Oakland, CA peaking plant
  - Pratt & Whitney FT4 Aero derivative Gas Turbine technology (25mgwt)
  - Tests performed on multiple formulations, including recycled vegetable oil
  - NOx emissions 60% lower than uncontrolled baseline
  - Signed Commercial scale contract June 2, 2008
- Mirant
  - 3 Tests successfully completed
  - GE Frame 7b technology (65mgwt)
  - Test results showed 40% NOx reduction
  - Progressing toward commercial scale contract

- FirstEnergy
  - 1 test completed, 2 remaining tests to be scheduled
  - GE Frame 5 technology (25 mgwt)
  - First test resulted in a 60% NOx reduction

Field Results – Boilers

- Delta Chemical Corporation
  - successful tests at Baltimore , MD
  - Cleaver-Brooks 1970, 150HP Fire tube boiler
  - Tests performed on multiple loads
  - NOx emissions 45% lower than uncontrolled baseline LSNo2 oil
  - SO2 almost non existent
  - Signed Commercial scale contract March 2009
- Catoctin Mountain Growers
  - successful tests at Detour, MD
  - Cleaver-Brooks 2000, 200HP Fire tube boiler
  - Tests performed on multiple loads
  - NOx emissions 45% lower than uncontrolled baseline LSNo2 oil
  - SO2 almost non existent
  - Signed Commercial scale contract March 2009
- Progress Energy
  - successful tests at Bartow, FL
  - Burned in power plant boiler application
  - Demonstrated successful light-off results

Disciplined Strategy for Growth

- Leverage current relationships in power generation market
- Bring potential customers to Baltimore to see production and product usage at local customer's facility – live demos
- Sign up Agents/Distributors who can bring an existing customer base
- Expand into Central America and the Caribbean markets through joint ventures and licensing arrangements
- Expansion of license agreement provides additional revenue opportunities – 5% Royalty & 5% Commission
- Opportunistic on-road / rail / heavy equipment

Recent Sales Contracts

- Tri Gas and Oil Co. (Federalsburg, MD)
  - Distribution contract/sales volumes TBD
- Delta Chemical (Baltimore, MD)
  - 371,000 gallons
- Catoctin Mountain Growers (Keymar, MD)
  - 370,000 gallons
- Taunton State Hospital (Taunton, MA)
  - 220,000 gallons
- Seaboard Asphalt (Baltimore, MD)
  - 120,000 gallons
- City of Baltimore
  - 25,000 initial evaluation phase
  - Could potentially lead to multi-million gallon contract

Robust Pipeline of Opportunities

Power Plants (3.4 B gallon potential market)

- Active discussions with 50+ potential customers
- Potential for very large orders from individual customers
- Management team well connected in industry

Commercial / Industrial Process / Space Heating (5.2 B gallon potential market)

- Active discussions with 20+ potential customers
- Large facilities taking leadership role in greenhouse gases
- Success with initial customers provides much validation

Marine (3.4 B gallon potential market)

- Large direct serve customers
- More stringent environmental requirements
- Corporate / Government green initiatives

Building Strong Momentum

- Completed construction of first commercial-scale plant in Baltimore
- Continued Successful Application Testing
  - Progress Energy
  - Delta Chemical
  - Catoctin Mountain Growers
- Signed 5 sales/distribution contracts since end of March
- Delivery of 52,000 gallons of fuel per contracts
- Expanded License Agreement to provide royalties/commission for ROW sales
- Initiation of a quality control program designed to move NGBF along ISO 9000 path

Balance Sheet

	Unaudited March 31, 2009	Audited December 31, 2008
ASSETS		
Current assets:		
Cash	$ 2,600,388	$ 1,476,246
Accounts receivable	–	22,943
Prepaid expenses	703,970	195,369
Total current assets	3,304,358	1,694,558
Property and Equipment - net	809,263	378,946
Other assets	424,361	392,208
License agreement	6,112,068	6,267,460
TOTAL ASSETS	$ 10,650,050	$ 8,733,172
LIABILITIES AND STOCKHOLDER'S EQUITY		
Current liabilities:		
Accounts payable and accrued expenses	$ 1,436,494	$ 1,385,311
Loan payable-related party	50,000	50,000
License agreement payable-current portion	573,792	928,730
Accrued dividend on preferred stock	812,020	765,369
Total current liabilities	$ 2,872,306	$ 3,129,410
License agreement payable	2,999,890	3,535,868
Warrant liability	1,545,912	–
Total Liabilities	$ 7,418,108	$ 6,665,278
Stockholders' equity:		
Series A Cumulative Convertible Preferred Stock	$ 710,970	$ 1,020,087
Series B Cumulative Convertible Preferred Stock	4,287,105	5,023,429
Common stock	24,798	19,299
Additional paid-in-capital	36,537,783	29,889,220
Accumlated Deficit	(38,328,714)	(33,884,141)
Total stockholders' equity	$ 3,231,942	$ 2,067,894
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 10,650,050	$ 8,733,172

Experienced Management

Cary J. Claiborne, Chief Executive Officer, Chief Financial Officer and Director

- Osiris Therapeutics, Chief Financial Officer (2004-2007)
- Constellation Energy Group, VP Financial Planning (2001-2004)
- Senior leadership positions with MCI, Home Depot and General Electric

Andrea Festuccia, Chief Technology Officer

- Senior positions with IGEAM Srl, a leading Italian environmental consulting and engineering firm, including Director of the Environment and Territory business unit (since June 1999)
- More than10 years of national and international professional experience in both chemical, mechanical and environmental engineering and in environmental management projects.
- PhD in chemical engineering from the University "la Sapienza" of Rome

Phillip J. Wallis – Chief Marketing Officer

- Chevron Corporation -15 year career of senior marketing positions in the global oil products industry
- Responsible for development of marketing and sales systems
- Caltex – Regional Manager for Asia Pacific responsible for $160M; developed Global Key Account tactics and processes through value-based selling concepts;

Experienced Management

David Goebel, Jr., Vice President – Global Sourcing & Supply Management

- MeadWestvaco – acting Vice President, Supply Chain / Director of Customer Service
- ExxonMobil – 20 year career with leadership responsibilities in manufacturing, engineering, supply chain, operations, marketing and sales.

Connie Lausten, Vice President - Regulatory and Legislative Affairs

- National Grid USA, Manager of Federal Affairs (2003-2007)
- US House Staff - Subcommittee for Energy Policy, Natural Resources & Regulatory Affairs
- Representative Cal Dooley (CA) Staff, Resources Legislative Assistant

Philip Cherry, Vice President – Engineering & Operations

- Verasun – Director of Operations
- U.S. Bioenergy – contract management services to ethanol facility owners
- Mobil – 9 year career with leadership responsibilities in various process management and scientific roles

C. David Wright, Vice President – Product Development

- Delphi & General Motors - – 20 year career with leadership responsibilities in engineering and general management
- BEE, MSEE (Stanford) and MS (MIT)
- Co-inventor of 4 U.S. patents

Strong Board of Directors

Lee Rosen, Chairman	Founder and Private Investor
Phillip E. Pearce	Former Chairman of the Board of Governors of the **NASD**; Former Governor of the **NYSE**
John E. Mack	Former Sr. Managing Executive Officer, **Shinsei Bank**; **Bank of America** (including predecessor companies), various senior management positions including Corporate Treasurer
J. Robert Sheppard Jr.	Former Managing Director and Co-Head of the Global, Project Finance Group, **Bank of America**
Steven F. Gilliland	More than 25 years experience in the energy industry, including nine years with **Duke Energy Corp.**, most recently as Senior Vice President Asset Management, Duke Energy North America

Investment Highlights

- Significant Market Opportunity – 10+ billion gallons
  - Power plants
  - Commercial and industrial process and space heating
  - Marine transportation
- Superior renewable energy solution for power plants, large commercial and industrial heating, and marine customers
- Producing and Selling Product Now
- Industry leading economics
- Disciplined strategy for growth
- "A-List" management team